UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2014

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by SolarCity Corporation (“SolarCity”) on November 5, 2014 (the “Current Report”). This Amendment is being filed solely for the purpose of correcting a typo in the caption of the “Reconciliation from GAAP EPS to Non-GAAP EPS” table included in the Third Quarter Shareholder Letter (“Shareholder Letter”) furnished as Exhibit 99.1 to the Current Report. The revised table is set forth below and is included in the revised Shareholder Letter furnished as Exhibit 99.1 to this Amendment.

No revisions are being made to the Company’s financial or operating results disclosed in the Current Report and the Shareholder Letter, and this Amendment does not reflect events occurring after the filing of the Current Report, or modify or update those disclosures that may be affected by subsequent events, and no other changes are being made to any other disclosure contained in the Current Report.

Reconciliation from GAAP EPS to Non-GAAP EPS:

in thousands except per share	GAAP Net Income Attributable to Stockholders	GAAP Net Loss Attributable to Noncontrolling Interests	Non-GAAP Net Loss
Net Income (loss)	$19,236	($89,352)	($70,116)

/ Weighted Average Common Shares Outstanding	99,380	93,324	93,324

= Net Loss Per Share	$0.19	($0.96)	($0.75)

Item 2.02	Results of Operations and Financial Condition

On November 5, 2014, SolarCity released its financial results for the quarter ended September 30, 2014 by posting its Third Quarter 2014 Shareholder Letter on its investor relations website. The full text of the revised shareholder letter is furnished as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

99.1	Revised Third Quarter 2014 Shareholder Letter dated November 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

By:	/s/ Brad W. Buss
Brad W. Buss Chief Financial Officer

Date: November 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Revised Third Quarter 2014 Shareholder Letter dated November 5, 2014.